[LOGO] MFS(SM)                                                     Annual Report
INVESTMENT MANAGEMENT                                             for Year Ended
                                                               November 30, 1996
MFS(R) VALUE FUND

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
         AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND" (see page 30)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  3
Portfolio Manager's Profile ...............................................  5
Fund Facts ................................................................  6
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 29
MFS Family of Funds(R) .................................................... 32
Trustees and Officers ..................................................... 33




   HIGHLIGHTS

--------------------------------------------------------------------------------

   o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 18.50%, CLASS B SHARES 17.50%, AND CLASS C SHARES, WHICH BECAME AVAILABLE ON APRIL 1, 1996, 7.95%.

   o WHILE TECHNOLOGY, FINANCIAL SERVICES, AND ENERGY WERE AMONG THE TOP-PERFORMING SECTORS IN THE FUND OVER THE PAST YEAR, TWO OF THE LARGER HOLDINGS, HARRAH'S ENTERTAINMENT AND HARVARD INDUSTRIES, EXPERIENCED SIGNIFICANT PRICE DECLINES.

   o THE FUND'S LARGEST SECTOR IS LEISURE, WITH MAJOR EXPOSURE TO THE LODGING INDUSTRY AND RADIO/TELEVISION BROADCASTERS.

   o OUR OUTLOOK FOR THE EQUITY MARKET IN 1997 IS CAUTIOUS. WHILE INFLATION IS SUBDUED, LOW UNEMPLOYMENT LEVELS MAY MAKE FURTHER INTEREST RATE REDUCTIONS DIFFICULT. VALUATION LEVELS, BY ALL HISTORIC MEASURES, ARE FULL, AND EARNINGS GROWTH HAS DECELERATED.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of A. Keith Brodkin]

----------------------------
   A. Keith Brodkin

Dear Shareholders:
The U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets through much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly rising wages. Retail sales, which have been flat for several months, appear to be improving during the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

  We believe U.S. equity investors should lower their expectations for 1997. The expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates and an acceleration of inflation, coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

    December 12, 1996

A DISCUSSION WITH THE PORTFOLIO MANAGER

-------------------------------

[Photo of John F. Brennan, Jr.]

-------------------------------
    John F. Brennan, Jr.

For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return of 18.50%, Class B shares 17.50%, and Class C shares, which became available on April 1, 1996, 7.95%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 27.85% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance.

Q. WHAT DO YOU THINK WERE SOME OF THE MAJOR REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST YEAR, JOHN?
A. Technology, financial services, and energy were among the top-performing sectors over the past year. Relative to the S&P 500, the Fund was significantly underweighted in energy (3.7% of the Fund versus 10.0% of the index) and somewhat underweighted in financial services (11.8% versus 15.0%) and technology (9.6% versus 12.6%). Two large holdings in the portfolio, Harrah's Entertainment and Harvard Industries, experienced significant price declines.

  The rapid rise of the stock market, particularly the S&P 500, has made it increasingly difficult to find compelling investments, and our cash position has risen to 15% of net assets. This higher cash level has also impeded performance relative to the S&P 500.

Q. HOW WOULD YOU DESCRIBE THE BUSINESS AND ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?
A. Moderate growth and low inflation prevailed throughout 1996. We believe earnings growth for the S&P 500 is likely to be at less than 5% for all of 1996, while long-term interest rates have increased from 6.0% at the beginning of the year to 6.4% currently, after peaking at over 7.0% during the third quarter. While low inflation and interest rates continue to favor financial services holdings and blue-chip growth companies, we do not believe the stock market can continue its ascent unless earnings growth accelerates without igniting inflation, or interest rates decline significantly while earnings remain solid. Given the higher level of risk, we have positioned the Fund conservatively.

Q. WE NOTICE THAT LEISURE IS THE LARGEST SECTOR IN THE FUND. WHAT IS IT YOU LIKE ABOUT THIS SECTOR, AND COULD YOU DISCUSS ANY SUB-GROUPS WITHIN THE LEISURE SECTOR THAT YOU FIND PARTICULARLY ATTRACTIVE?
A. In the leisure sector, our major exposure is to the lodging industry and radio/television broadcasters. The lodging industry is experiencing very tight supply, which is resulting in higher prices and occupancy levels. The deregulation of the radio and television broadcast industries has precipitated a major industry consolidation which has improved the revenue and cost outlooks for these companies.

Q. COULD YOU GIVE US SOME OF YOUR FAVORITE HOLDINGS IN THE LEISURE SECTOR AND TELL US WHAT YOU THINK MAKES THEM ATTRACTIVE?
A. LIN Television, Harrah's Entertainment, and Promus Hotels are major holdings in this sector. LIN is a television broadcaster which has shown solid operating performance in 1996, and we believe it will be a major player in the ongoing consolidation of that industry. Harrah's Entertainment is a large, diversified casino operator. While 1996 has not been a good year for its stock, we believe the company's long-term expansion plan is intact. Promus Hotels should continue to benefit from the expansion of its lodging brands.

Q. HOWEVER, YOUR LARGEST HOLDING IS NOT A LEISURE COMPANY BUT TYCO INTERNATIONAL. WHAT MAKES THIS COMPANY ATTRACTIVE TO YOU?
A. Tyco International is a multi-industry company. Its main operations are fire protection systems and service, flow control products, and health care supplies. We believe internal growth, new acquisitions, and strong management incentives should combine to produce earnings growth of 20% to 25% over the next three to five years. While Tyco has performed well over the past few years, we believe further earnings growth should result in solid stock price appreciation.

Q. IN GENERAL, WHAT CHARACTERISTICS OR QUALITIES DO YOU LOOK FOR IN SELECTING STOCKS FOR THE FUND?
A. Our primary objective is to find companies with good earnings growth, generally 15% to 20% per year. Management incentive programs are considered a key factor in determining the likelihood of achieving growth targets. Once an expected growth rate is determined, our objective is to buy the stock at a significant discount to its expected fair value. Turnaround candidates and restructurings are also part of the portfolio, and these investments are analyzed based on their earnings potential.

Q. CAN YOU TALK ABOUT SOME OTHER STOCKS OR SECTORS THAT PERFORMED AS WELL AS OR BETTER THAN EXPECTED AND TELL US WHY YOU THINK THEY DID WELL?
A. Both the pharmaceutical and lodging industries performed well last year. The pharmaceutical industry was aided by strong earnings growth and the expectation of low inflation and low economic growth, which enhanced valuation levels. In the lodging industry, supply tightened significantly, which resulted in higher room prices and stronger occupancy levels.

Q. NOW, COULD YOU TALK ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU EXPECTED?
A. Harrah's Entertainment and Harvard Industries performed poorly over the past year. Harrah's was hurt by competitive pressures in several casino markets, and Harvard felt the impact of the General Motors strike as well as cost overruns on several newly launched products. However, we believe the long-term prospects continue to be good for both companies, and we expect results to resume a positive trend in 1997.

Q. CAN YOU TELL US ABOUT SOME SECTORS YOU MIGHT BE AVOIDING, AND WHY?
A. We avoided the basic materials sector because we did not feel the prospects for an economic pickup were good, paricularly with higher interest rates prevailing for most of the year. However, the recent decline in interest rates may improve the outlook for this sector in 1997.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET OR ECONOMIC ENVIRONMENT, PARTICULARLY AS IT RELATES TO THE FUND, AND HOW ARE YOU POSITIONING THE FUND TO TRY AND TAKE ADVANTAGE OF THOSE CHANGES?
A. Our outlook for the equity market in 1997 is cautious. While inflation is currently subdued, low unemployment levels may make further interest rate reductions difficult. Valuation levels, by all historic measures, are full, and earnings growth has decelerated. We are therefore taking a cautious approach to our investment selections.

Respectfully,


/s/ John F. Brennan, Jr.
    John F. Brennan, Jr.
    Portfolio Manager



--------------------------------------------------------------------------------

   PORTFOLIO MANAGER'S PROFILE

   JOHN BRENNAN HAS BEEN A MEMBER OF THE MFS INVESTMENT STAFF SINCE 1985. A GRADUATE OF THE UNIVERSITY OF RHODE ISLAND AND THE STANFORD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE BEGAN HIS CAREER AT MFS AS AN INDUSTRY SPECIALIST AND WAS PROMOTED TO ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1987. IN 1988, HE WAS NAMED VICE PRESIDENT - INVESTMENTS, AND IN 1995 SENIOR VICE PRESIDENT. HE BECAME PORTFOLIO MANAGER OF MFS VALUE FUND IN 1991.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   FUND FACTS


 STRATEGY:                THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL
                          APPRECIATION, PRIMARILY BY INVESTING IN COMMON STOCKS.

 COMMENCEMENT OF
 INVESTMENT OPERATIONS:   JUNE 13, 1983

 SIZE:                    $703.6 MILLION NET ASSETS AS OF NOVEMBER 30, 1996

--------------------------------------------------------------------------------


LARGEST SECTORS


          Other ..................................    37.3%
          Leisure ................................    22.3%
          Financial Services .....................    11.8%
          Technology .............................     9.6%
          Utilities & Communications .............     9.5%
          Health Care ............................     9.1%


--------------------------------------------------------------------------------

   TAX FORM SUMMARY

   IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

     THE FUND HAS DESIGNATED $5,678,940 AS A LONG-TERM CAPITAL GAIN DISTRIBUTION FOR TAX PURPOSES. THIS DISTRIBUTION WAS MADE TO
   SHAREHOLDERS OF RECORD AS OF DECEMBER 28, 1995, PAYABLE DECEMBER 29,
   1995.

     FOR THE YEAR ENDED NOVEMBER 30, 1996, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 8.20%.

--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1996

TOP TEN HOLDINGS

TYCO INTERNATIONAL LTD.                             BE AEROSPACE
Manufacturer of fire protection, packaging,         Manufacturer of interior products for commercial
and electronic equipment                            aircraft

HOST MARRIOTT                                       SYBASE, INC.
Hotel owner/operator                                On-line software and services company

CELLULAR COMMUNICATIONS INTERNATIONAL               ADT LTD.
Cellular telephone company                          Commercial and residential security company

MCI COMMUNICATIONS CORP.                            ST. JUDE MEDICAL
Telecommunications company                          Manufacturer of medical instruments

HARRAH'S ENTERTAINMENT, INC.                        CABLETRON SYSTEMS
Owner of gaming operations in several states        Computer network company

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Value Fund Class A shares in comparison to various market indicators. Class A share results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

  The performance of Class B and Class C shares will be greater or less than the line shown, based on differences in loads and fees.



GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period Ended November 30, 1996)

             MFS Value Fund            Consumer                 S&P 500
                 Class A          Price Index - U.S.        Composite Index
             --------------       ------------------        ---------------
11/91            $ 9,428               $10,000                  $10,000
10/92             11,170                10,290                   11,465
10/93             14,579                10,573                   13,175
10/94             15,700                10,849                   13,677
10/95             19,855                11,154                   27,274
11/96             24,539                11,524                   23,020


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period Ended November 30, 1996)

             MFS Value Fund            Consumer                 S&P 500
                 Class A          Price Index - U.S.        Composite Index
             --------------       ------------------        ---------------
11/86            $ 9,429               $10,000                  $10,000
11/88             11,804                10,891                   11,735
11/90             12,527                12,113                   14,808
11/92             18,460                12,856                   21,097
11/94             22,968                13,553                   23,463
11/96             38,561                14,377                   41,017

AVERAGE ANNUAL TOTAL RETURNS

                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class A) including 5.75% sales charge                     +11.66%        +17.27%        +19.66%        +14.44%
------------------------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class A) at net asset value                               +18.50%        +19.61%        +21.08%        +15.21%
------------------------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class B) with CDSC                                        +13.50%        +17.93%        +20.24%        +14.81%
------------------------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class B) without CDSC                                     +17.50%        +18.65%        +20.43%        +14.81%
------------------------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class C) with CDSC                                        +14.66%        +18.64%        +20.50%        +14.84%
------------------------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class C) without CDSC                                     +15.66%        +18.64%        +20.50%        +14.84%
------------------------------------------------------------------------------------------------------------------------------
Average capital appreciation fund**                                       +18.05%        +14.99%        +15.37%        +12.29%
------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                                     + 3.42%        + 2.89%        + 2.88%        + 3.70%
------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                                   +27.85%        +20.88%        +18.15%        +15.16%
------------------------------------------------------------------------------------------------------------------------------
 *The Consumer Price Index is a popular measure of change in prices.
**Source: Lipper Analytical Services.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results, including the contingent deferred sales charge (CDSC), reflect the applicable CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on April 1, 1996. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share performance, including the CDSC, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares. Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - November 30, 1996

Stocks - 85.1%
-----------------------------------------------------------------------------
Issuer                                                 Shares           Value
-----------------------------------------------------------------------------
U.S. Stocks - 71.8%
  Advertising - 0.9%
    Outdoor Systems, Inc.*                            257,250    $  6,527,719
-----------------------------------------------------------------------------
  Aerospace - 2.5%
    BE Aerospace, Inc.*                               609,400    $ 14,054,288
    Raytheon Co.                                       66,500       3,399,813
                                                                 ------------
                                                                 $ 17,454,101
-----------------------------------------------------------------------------
  Agricultural Products - 0.8%
    AGCO Corp.                                         84,060    $  2,343,173
    Case Corp.                                         56,200       2,950,500
                                                                 ------------
                                                                 $  5,293,673
-----------------------------------------------------------------------------
  Automotive - 1.5%
    Goodrich (B.F.) Co.                               185,700    $  8,333,288
    Harvard Industries, Inc.*++                       378,400       1,892,000
                                                                 ------------
                                                                 $ 10,225,288
-----------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    Wells Fargo & Co.                                  33,333    $  9,487,405
-----------------------------------------------------------------------------
  Business Services - 3.2%
    ADT Ltd.*                                         584,900    $ 11,990,450
    Alco Standard Corp.                               206,900      10,707,075
                                                                 ------------
                                                                 $ 22,697,525
-----------------------------------------------------------------------------
  Cellular Telephones - 0.9%
    Telephone & Data Systems, Inc.                    167,200    $  6,249,100
-----------------------------------------------------------------------------
  Chemicals - 1.2%
    Betzdearborn, Inc.                                 24,653    $  1,426,792
    Dexter Corp.                                      212,700       6,965,925
                                                                 ------------
                                                                 $  8,392,717
-----------------------------------------------------------------------------
  Computer Software - Systems - 3.3%
    Adobe Systems, Inc.                               145,700    $  5,755,150
    Cerner Corp.*                                     320,300       4,764,463
    Sybase, Inc.*                                     706,600      12,453,825
                                                                 ------------
                                                                 $ 22,973,438
-----------------------------------------------------------------------------
  Consumer Goods and Services - 4.4%
    Philip Morris Cos., Inc.                           77,400    $  7,981,875
    Tyco International Ltd.                           360,000      19,710,000
    UST, Inc.                                          97,070       3,166,909
                                                                 ------------
                                                                 $ 30,858,784
-----------------------------------------------------------------------------
  Defense Electronics - 0.4%
    Loral Space & Communications Corp.*               141,900    $  2,625,150
-----------------------------------------------------------------------------
  Electronics - 2.8%
    Atmel Corp.*                                      269,500    $  8,859,813
    Intel Corp.                                        54,700       6,940,063
    Kulicke & Soffa Industries*                        72,800       1,474,200
    LTX Corp.*                                        387,100       2,298,406
                                                                 ------------
                                                                 $ 19,572,482
-----------------------------------------------------------------------------
  Entertainment - 8.0%
    American Radio Systems Corp., "A"*                240,660    $  6,618,150
    Argosy Gaming Corp.*                              191,400       1,076,625
    Casino America, Inc.*                             472,510       1,594,721
    Central European Media Enterprises Ltd.*          199,200       5,577,600
    Chancellor Broadcast Co., "A"*                     42,600       1,235,400
    Cox Radio, Inc., "A"*                             112,200       1,963,500
    EZ Communications, Inc.*                          172,700       6,044,500
    Emmis Broadcasting Co., "A"*                       10,400         357,500
    Golden Bear Golf, Inc.*                             2,800          38,150
    Harrah's Entertainment, Inc.*                     878,700      15,596,925
    Harveys Casino Resorts                            100,000       1,662,500
    LIN Television Corp.*                             255,900      10,267,988
    Showboat, Inc.                                    175,300       3,264,963
    Starsight Telecast, Inc.*                          95,000         712,500
                                                                 ------------
                                                                 $ 56,011,022
-----------------------------------------------------------------------------
  Financial Institutions - 3.5%
    Beneficial Corp.                                  119,200    $  7,405,300
    Federal Home Loan Mortgage Corp.                   75,500       8,625,875
    Union Planters Corp.                              216,000       8,937,000
                                                                 ------------
                                                                 $ 24,968,175
-----------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Earthgrains Co.                                    38,300    $  1,982,025
    Interstate Bakeries Corp.                         146,700       6,619,838
                                                                 ------------
                                                                 $  8,601,863
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.0%
    Kimberly Clark Corp.                               70,100    $  6,852,275
-----------------------------------------------------------------------------
  Insurance - 3.0%
    Chubb Corp.                                       108,000    $  5,859,000
    Cigna Corp.                                        15,500       2,191,313
    ITT Hartford Group, Inc.                          104,400       7,138,350
    Penncorp Financial Group, Inc.                    173,200       5,953,750
                                                                 ------------
                                                                 $ 21,142,413
-----------------------------------------------------------------------------
  Machinery - 0.9%
    Greenfield Industries, Inc.                         2,400    $     70,200
    Stewart & Stevenson Services, Inc.                252,400       6,246,900
                                                                 ------------
                                                                 $  6,317,100
-----------------------------------------------------------------------------
  Medical and Health Products - 2.9%
    Pharmacia & Upjohn, Inc.                          209,300    $  8,084,213
    Rhone-Poulenc Rorer, Inc.                         136,300      10,137,313
    Uromed Corp.*                                     255,600       2,332,350
                                                                 ------------
                                                                 $ 20,553,876
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.7%
    Pacificare Health Systems, Inc., "B"*              40,100    $  3,328,300
    Regency Health Services, Inc.*                    219,800       2,307,900
    St. Jude Medical, Inc.                            280,800      11,723,400
    United Healthcare Corp.                           199,500       8,603,438
                                                                 ------------
                                                                 $ 25,963,038
-----------------------------------------------------------------------------
  Oil Services - 0.4%
    Tidewater, Inc.                                    64,200    $  2,808,750
-----------------------------------------------------------------------------
  Oils - 1.7%
    Occidental Petroleum Corp.                        224,300    $  5,383,200
    Texaco, Inc.                                       69,600       6,899,100
                                                                 ------------
                                                                 $ 12,282,300
-----------------------------------------------------------------------------
  Photographic Products - 0.6%
    Eastman Kodak Co.                                  50,000    $  4,050,000
-----------------------------------------------------------------------------
  Printing and Publishing - 1.9%
    Gannett Co.                                        63,900    $  5,016,150
    Pulitzer Publishing Co.                            93,633       4,260,315
    Scripps (E.W.) Co.                                100,300       3,485,425
    Tribune Co.                                         6,900         596,850
                                                                 ------------
                                                                 $ 13,358,740
-----------------------------------------------------------------------------
  Railroads - 2.0%
    Burlington Northern - Santa Fe                     77,900    $  7,001,263
    Wisconsin Central Transportation
      Corp.*                                          174,900       7,127,175
                                                                 ------------
                                                                 $ 14,128,438
-----------------------------------------------------------------------------
  Restaurants and Lodging - 6.1%
    Felcor Suite Hotels, Inc.                          98,200    $  3,498,375
    Host Marriott Corp.*                            1,087,553      16,585,183
    Prime Hospitality Corp.*                          615,300      10,229,363
    Promus Hotel Corp.*                               325,050      10,482,863
    Servico, Inc.*                                    106,500       1,650,750
    Showbiz Pizza Time, Inc.*                          44,850         734,419
                                                                 ------------
                                                                 $ 43,180,953
-----------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Gillett Holdings, Inc.*                            37,656    $  1,430,928
-----------------------------------------------------------------------------
  Stores - 3.5%
    Ann Taylor Stores, Inc.*                          245,900    $  4,979,475
    Rite-Aid Corp.                                    233,300       9,244,548
    Sears, Roebuck & Co.                              133,700       6,651,575
    Talbots, Inc.                                     139,800       4,036,725
                                                                 ------------
                                                                 $ 24,912,323
-----------------------------------------------------------------------------
  Supermarkets - 1.4%
    Vons Cos., Inc.*                                  182,500    $  9,604,063
-----------------------------------------------------------------------------
  Telecommunications - 3.9%
    Cabletron Systems, Inc.*                          280,600    $ 11,329,225
    Cellular Communications
      International, Inc.*++                          623,100      16,434,263
                                                                 ------------
                                                                 $ 27,763,488
-----------------------------------------------------------------------------
  Trucking - 0.4%
    Sea Containers Ltd.                               199,700    $  3,095,350
-----------------------------------------------------------------------------
  Utilities - Telephone - 2.3%
    MCI Communications Corp.                          525,600    $ 16,030,800
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $505,413,277
-----------------------------------------------------------------------------
Foreign Stocks - 13.3%
  Finland - 0.7%
    Huhtamaki Oy Group (Consumer Goods)               115,000    $  4,984,928
-----------------------------------------------------------------------------
  France - 0.8%
    Union des Assurances Federale S.A. (Insurance)     47,900    $  5,910,750
-----------------------------------------------------------------------------
  Germany - 0.8%
    Adidas AG (Sporting Goods)                         64,500    $  5,619,633
-----------------------------------------------------------------------------
  Hong Kong - 1.8%
    Cafe de Coral Group (Restaurants)              10,850,000    $  3,157,350
    Giordano International Ltd. (Stores)            4,532,000       3,985,894
    Liu Chong Hing Bank Ltd. (Finance)                980,000       1,635,032
    Wing Hang Bank Ltd. (Finance)                     862,500       3,859,774
                                                                 ------------
                                                                 $ 12,638,050
-----------------------------------------------------------------------------
  Italy - 0.7%
    Fila Holdings S.p.A., ADR (Sporting Goods)         29,000    $  2,146,000
    Olivetti Co., S.p.A. (Office Equipment)*        7,086,200       2,491,508
                                                                 ------------
                                                                 $  4,637,508
-----------------------------------------------------------------------------
  Netherlands
    Giessen de Noord (Van der), N.V.
     (Transportation)                                   5,100    $    122,898
-----------------------------------------------------------------------------
  New Zealand - 2.7%
    Lion Nathan Ltd. (Beverages)                    1,500,900    $  3,852,810
    Sky City Ltd. (Entertainment)                     830,950       4,738,926
    Tranz-Rail Holdings Ltd., ADR*                    577,500      10,322,813
                                                                 ------------
                                                                 $ 18,914,549
-----------------------------------------------------------------------------
  Philippines - 0.3%
    Pilipino Telephone (Telecommunications)*        2,500,000    $  2,187,500
-----------------------------------------------------------------------------
  South Korea - 1.3%
    Korea Electric Power (Utilities - Electric)       118,900    $  3,801,697
    Korea Mobile Telecom (Telecommunications)           5,501       5,502,858
                                                                 ------------
                                                                 $  9,304,555
-----------------------------------------------------------------------------
  Spain
    Cubiertas Y Mzov (Beverages)                        2,900    $    229,971
-----------------------------------------------------------------------------
  Sweden - 1.3%
    Enator AB (Consumer Goods and Services)*          221,300    $  5,398,923
    Nobel Biocare AB (Pharmaceuticals)                197,200       3,373,540
                                                                 ------------
                                                                 $  8,772,463
-----------------------------------------------------------------------------
  United Kingdom - 2.9%
    British Petroleum PLC, ADR                         50,000    $  6,937,500
    Jarvis Hotels Ltd. (Restaurants and Lodging)+   1,612,600       4,581,074
    Kwik-Fit Holdings PLC (Consumer Goods and
      Services)                                       600,000       2,249,100
    PowerGen PLC (Utilities - Electric)               700,000       6,824,650
                                                                 ------------
                                                                 $ 20,592,324
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $ 93,915,129
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $539,762,307)                     $599,328,406
-----------------------------------------------------------------------------

Warrants - 0.1%
-----------------------------------------------------------------------------
                                                     Warrants
-----------------------------------------------------------------------------
  Enator AB, Rights (Identified Cost, $0)             221,300    $    477,344
-----------------------------------------------------------------------------

Bonds - 0.5%
-----------------------------------------------------------------------------
                                             Principal Amount
                                                (000 Omitted)
-----------------------------------------------------------------------------
  Continental Airlines, Inc., 11.75s, 1995**          $ 3,000    $        300
  Harrah's Jazz Co., 14.25s, 2001**                     6,478       3,409,894
  Wang-Talon, 0s, 2000                                      1             990
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,603,409)                        $  3,411,184
-----------------------------------------------------------------------------

Short-Term Obligations - 13.7%
-----------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)           Value
-----------------------------------------------------------------------------
  Federal Farm Credit Corp., due 12/16/96             $11,555    $ 11,529,867
  Federal Home Loan Mortgage Corp.,
    due 12/02/96 - 12/27/96                            47,725      47,664,193
  Federal National Mortgage Assn., due
    12/03/96                                            5,370       5,366,107
  General Motors Acceptance Corp., due
    12/13/96                                            9,000       8,984,130
  Raytheon Co., due 12/05/96                            8,290       8,285,119
  Student Loan Marketing Assn., due
    12/27/96                                            9,460       9,424,198
  Tennessee Valley Authority, due 12/02/96              5,305       5,304,234
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $ 96,557,848
-----------------------------------------------------------------------------

Equity Put Option Purchased - 0.7%
-----------------------------------------------------------------------------
                                             Principal Amount
                                                 of Contracts
Issuer/Expiration Date/Strike Price             (000 Omitted)
-----------------------------------------------------------------------------
  Standard & Poor's 500 Index /September
    1997/775
    (Premiums Paid, $6,394,059)                       $ 1,253    $  5,043,325
-----------------------------------------------------------------------------
Total Investments (Identified Cost,
  $645,317,623)                                                  $704,818,107

Other Assets, Less Liabilities - (0.1)%                            (1,174,080)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $703,644,027
-----------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security - in default.
##SEC Rule 144A restriction.
 +Restricted security.
++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
November 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $622,732,158)         $686,491,844
    Affiliated issuers (identified cost, $22,585,465)              18,326,263
                                                                -------------
      Total investments, at value (identified cost,
        $645,317,623)                                            $704,818,107
  Cash                                                                  9,997
  Receivable for Fund shares sold                                   3,365,300
  Receivable for investments sold                                  18,692,367
  Dividends receivable                                                579,161
  Other assets                                                         32,608
                                                                 ------------
      Total assets                                               $727,497,540
                                                                 ------------
Liabilities:
  Payable for Fund shares reacquired                             $    612,761
  Payable for investments purchased                                22,654,808
  Net payable for closed forward foreign currency exchange
    contracts sold                                                      3,014
  Payable to affiliates -
    Management fee                                                     43,355
    Shareholder servicing agent fee                                    10,076
    Distribution fee                                                  328,377
  Accrued expenses and other liabilities                              201,122
                                                                 ------------
      Total liabilities                                          $ 23,853,513
                                                                 ------------
Net assets                                                       $703,644,027
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $581,747,949
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   59,503,413
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              61,880,975
  Accumulated undistributed net investment income                     511,690
                                                                 ------------
      Total                                                      $703,644,027
                                                                 ============
Shares of beneficial interest outstanding                         53,256,200
                                                                  ==========
Class A shares:
  Net asset value per share
    (net assets of $427,477,519 / 32,032,997 shares of
      beneficial interest outstanding)                              $13.34
                                                                    ======
  Offering price per share (100/94.25)                              $14.15
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $244,247,133 / 18,772,807 shares of
      beneficial interest outstanding)                              $13.01
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $31,919,375 / 2,450,396 shares of beneficial
      interest outstanding)                                         $13.03
                                                                    ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended November 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $ 5,094,738
    Interest                                                        3,225,148
    Foreign taxes withheld                                           (127,360)
                                                                  -----------
      Total investment income                                     $ 8,192,526
                                                                  -----------

  Expenses -
    Management fee                                                $ 3,552,972
    Trustees' compensation                                             31,046
    Shareholder servicing agent fee (Class A)                         487,216
    Shareholder servicing agent fee (Class B)                         292,776
    Shareholder servicing agent fee (Class C)                          15,993
    Distribution and service fee (Class A)                            799,582
    Distribution and service fee (Class B)                          1,330,028
    Distribution and service fee (Class C)                            106,620
    Custodian fee                                                     212,326
    Postage                                                            79,085
    Printing                                                           75,976
    Auditing fees                                                      33,965
    Legal fees                                                          5,322
    Miscellaneous                                                     308,332
                                                                  -----------
      Total expenses                                              $ 7,331,239
    Fees paid indirectly                                              (70,154)
                                                                  -----------
      Net expenses                                                $ 7,261,085
                                                                  -----------
        Net investment income                                     $   931,441
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $62,821,828
    Foreign currency transactions                                    (615,000)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $62,206,828
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ 7,978,405
    Translation of assets and liabilities in foreign currencies       298,335
                                                                  -----------
      Net unrealized gain on investments and foreign currency
        translation                                               $ 8,276,740
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $70,483,568
                                                                  -----------
          Increase in net assets from operations                  $71,415,009
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
Year Ended November 30,                                     1996           1995
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                      $    931,441   $   (109,399)
  Net realized gain on investments and foreign
    currency transactions                             62,206,828     25,733,086
  Net unrealized gain on investments and foreign
     currency translation                              8,276,740     45,785,546
                                                    ------------   ------------
      Increase in net assets from operations        $ 71,415,009   $ 71,409,233
                                                    ------------   ------------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)         $(21,105,160)  $(10,491,130)
  From net realized gain on investments and foreign
    currency transactions (Class B)                   (4,429,633)    (1,394,622)
                                                    ------------   ------------
    Total distributions declared to shareholders    $(25,534,793)  $(11,885,752)
                                                    ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                  $484,011,550   $112,728,051
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                  23,866,258     11,168,786
  Cost of shares reacquired                         (123,736,751)   (68,776,712)
                                                    ------------   ------------
    Increase in net assets from Fund share
      transactions                                  $384,141,057   $ 55,120,125
                                                    ------------   ------------
      Total increase in net assets                  $430,021,273   $114,643,606
Net assets:
  At beginning of period                             273,622,754    158,979,148
                                                    ------------   ------------
  At end of period (including accumulated
    undistributed net investment income of
    $511,690 and $195,249, respectively)            $703,644,027   $273,622,754
                                                    ============   ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
Year Ended November 30,     1996      1995      1994     1993     1992     1991
-------------------------------------------------------------------------------
                         Class A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period     $12.39    $ 9.44    $10.82   $10.17   $ 8.73   $ 7.46
                          ------    ------    ------   ------   ------   ------
Income from
 investment
 operations# -
  Net investment
    income (loss)         $ 0.05    $ 0.01   $ (0.01)  $ 0.02   $ --     $ 0.14
  Net realized and
    unrealized gain
    on investments
    and foreign
    currency
    transactions            2.04      3.64      0.26     1.96     2.03     1.21
                          ------    ------    ------   ------   ------   ------
      Total from
        investment
        operations        $ 2.09    $ 3.65    $ 0.25   $ 1.98   $ 2.03   $ 1.35
                          ------    ------    ------   ------   ------   ------
Less distributions
 declared to
 shareholders -
  From net investment
    income                $ --      $ --      $(0.03)  $ --     $(0.07)  $(0.08)
  From net realized
    gain on
    investments and
    foreign currency
    transactions           (1.14)    (0.70)    (1.60)   (1.33)   (0.52)    --
                          ------    ------    ------   ------   ------   ------
      Total
        distributions
        declared to
        shareholders      $(1.14)   $(0.70)   $(1.63)  $(1.33)  $(0.59)  $(0.08)
                          ------    ------    ------   ------   ------   ------
Net asset value - end
  of period               $13.34    $12.39    $ 9.44   $10.82   $10.17   $ 8.73
                          ======    ======    ======   ======   ======   ======
Total return(+)           18.50%    41.67%     1.92%   22.10%   24.60%   18.26%
Ratios (to average net assets)/Supplemental data:
  Expenses##               1.32%     1.35%     1.37%    1.42%    1.53%    1.50%
  Net investment
    income (loss)          0.43%     0.06%   (0.05)%    0.09%     --      1.65%
Portfolio turnover          112%      109%       91%      95%     111%     132%
Average commission
  rate###                $0.0304      --        --       --       --       --
Net assets at end of
  period (000 omitted)  $427,478  $227,555  $141,790 $132,207 $112,958 $104,600

  #Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge
   (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------
                              Six Months
                                   Ended   Year Ended May 31,
                            November 30,   ----------------------------------
                                    1990      1990     1989     1988     1987
-----------------------------------------------------------------------------
                                 Class A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                          $ 8.99    $10.52   $ 8.70   $ 9.60   $ 9.81
                                  ------    ------   ------   ------   ------
Income from investment
 operations -
  Net investment income           $ 0.09    $ 0.33   $ 0.21   $ 0.10   $ 0.04
  Net realized and unrealized
    gain (loss) on
    investments and foreign
    currency transactions          (1.38)     0.17     2.17    (0.86)    1.60
                                  ------    ------   ------   ------   ------
      Total from investment
        operations                $(1.29)   $ 0.50   $ 2.38   $(0.76)  $ 1.64
                                  ------    ------   ------   ------   ------
Less distributions declared to
  shareholders -
  From net investment income      $(0.11)   $(0.34)  $(0.17)  $(0.03)  $(0.04)
  From net realized gain on
    investments and foreign
    currency transactions          (0.05)    (1.69)   (0.39)   (0.11)   (1.81)
  From paid-in capital             (0.08)     --       --       --       --
                                  ------    ------   ------   ------   ------
      Total distributions
        declared to
        shareholders              $(0.24)   $(2.03)  $(0.56)  $(0.14)  $(1.85)
                                  ------    ------   ------   ------   ------
Net asset value - end of period   $ 7.46    $ 8.99   $10.52   $ 8.70   $ 9.60
                                  ======    ======   ======   ======   ======
Total return(+)                 (29.48)%+    5.13%   28.47%  (7.63)%   17.95%
Ratios (to average net assets)/Supplemental data:
  Expenses                         1.51%+    1.26%    1.41%    1.33%    1.31%
  Net investment income            2.30%+    3.38%    2.29%    1.12%    0.38%
Portfolio turnover                  36%        88%      80%      99%     135%
Net assets at end of period
  (000 omitted)                 $100,398  $125,191 $133,219 $116,218 $148,227

  +Annualized.
(+)Total returns for Class A shares do not include the applicable sales charge
   (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------
Year Ended November 30,          1996      1995      1994     1993*   1996**
-----------------------------------------------------------------------------
                              Class B                               Class C
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                    $12.15    $ 9.34    $10.79   $10.61    $12.00
                               ------    ------    ------   ------    ------
Income from investment
 operations# -
  Net investment loss          $(0.04)   $(0.08)   $(0.09)  $(0.01)   $(0.01)
  Net realized and
    unrealized gain on
    investments and foreign
    currency transactions        2.00      3.59      0.27     0.19      1.04
                               ------    ------    ------   ------    ------
      Total from investment
        operations             $ 1.96    $ 3.51    $ 0.18   $ 0.18    $ 1.03
                               ------    ------    ------   ------    ------

Less distributions declared
  to shareholders -
  From net realized gain on
    investments and
    foreign currency
    transactions               $(1.10)   $(0.70)   $(1.60)  $ --      $ --
  In excess of net
    investment income            --        --       (0.03)    --        --
                               ------    ------    ------   ------    ------
      Total distributions
        declared to
        shareholders           $(1.10)   $(0.70)   $(1.63)  $ --      $ --
                               ------    ------    ------   ------    ------
Net asset value - end of
  period                       $13.01    $12.15    $ 9.34   $10.79    $13.03
                               ======    ======    ======   ======    ======
Total return                   17.50%    40.53%     1.15%    1.70%     7.95%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                    2.16%     2.17%     2.25%    2.46%+    2.11%+
  Net investment loss         (0.33)%   (0.77)%   (0.96)%  (1.37)%+  (0.17)%+
Portfolio turnover               112%      109%       91%      95%      112%
Average commission rate###    $0.0304      --        --       --     $0.0304
Net assets at end of period
  (000 omitted)              $244,247   $46,068   $17,189   $1,097   $31,919

  *For the period from the commencement of offering of Class B shares, September
   7, 1993, to November 30, 1993.
 **For the period from the commencement of offering of Class C shares, April 1,
   1996, to November 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Value Fund (the Fund) is a diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective April 1, 1996, the Fund commenced offering Class C shares.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $615,000 was reclassified to accumulated undistributed net realized gain on investments and foreign currency transactions from accumulated undistributed net investment income due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $9,549 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $511,805 for the year ended November 30, 1996 as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $1,808 for the year ended November 30, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended November 30, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $165,371 and $8,002 for Class B and Class C shares, respectively, for the year ended November 30, 1996. Fees incurred under the distribution plans during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $139,302, $13,250 and $317 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $743,865,094 and $465,435,387, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $645,324,954
                                                                 ============
Gross unrealized appreciation                                    $ 91,201,745
Gross unrealized depreciation                                     (31,708,592)
                                                                 ------------
  Net unrealized appreciation                                    $ 59,493,153
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
Year Ended November 30,   1996                          1995
                          ------------------------      -----------------------
                              Shares        Amount         Shares        Amount
-----------------------   -----------------------------------------------------
Shares sold               19,830,731  $247,848,654      7,410,621  $ 79,382,430
Shares issued to
  shareholders in
  reinvestment of
  distributions            1,739,061    19,947,385      1,133,703     9,953,735
Shares reacquired         (7,905,513)  (98,473,592)    (5,202,592)  (54,439,794)
                          ----------  ------------      ---------  ------------
    Net increase          13,664,279  $169,322,447      3,341,732  $ 34,896,371
                          ==========  ============      =========  ============

Class B Shares
Year Ended November 30,   1996                          1995
                          ------------------------      -----------------------
                              Shares        Amount         Shares        Amount
----------------------    -----------------------------------------------------
Shares sold               16,436,561  $202,564,032      3,211,010  $ 33,345,621
Shares issued to
  shareholders in
  reinvestment of
  distributions              348,040     3,918,873        139,959     1,215,051
Shares reacquired         (1,804,198)  (22,222,748)    (1,399,842)  (14,336,918)
                          ----------  ------------      ---------  ------------
    Net increase          14,980,403  $184,260,157      1,951,127  $ 20,223,754
                          ==========  ============      =========  ============

Class C Shares
Year Ended November 30,   1996
                          ------------------------
                             Shares         Amount
----------------------    ------------------------
Shares sold               2,695,641    $33,598,864
Shares issued to
  shareholders in
  reinvestment of
  distributions             --            --
Shares reacquired          (245,245)    (3,040,411)
                          ---------    -----------
    Net increase          2,450,396    $30,558,453
                          =========    ===========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $5,346.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1996 is as follows:

Forward Foreign Currency Exchange Contracts

                                             Contracts                           Contracts      Net Unrealized
           Settlement Date                  to Deliver      In Exchange for       at Value        Depreciation
--------------------------------------------------------------------------------------------------------------
Sales             12/12/96     ITL       3,264,770,000           $2,149,719     $2,152,733             $(3,014)
                                                                                                       =======

ITL = Italian Lire

At November 30, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.


(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1996, is set forth below:


                                     Acquisitions
                      Beginning     -------------------     Ending
                          Share       Share                  Share        Ending
Affiliate                Amount      Amount        Cost     Amount         Value
--------------------------------------------------------------------------------
Cellular
Communications
  International          28,400     594,700 $17,412,388    623,100   $16,434,263
Harvard Industries,
 Inc.                   360,000      18,400     137,897    378,400     1,892,000
                                                                     -----------
                                                                     $18,326,263
                                                                     ===========

(9) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1996, the Fund owned the following restricted security (constituting 0.65% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers.


                                                                        Share
Description                             Date of Acquisition            Amount              Cost              Value
------------------------------------------------------------------------------------------------------------------
Jarvis Hotels Ltd.                        6/21/96 - 8/23/96         1,612,600        $4,219,398         $4,581,074
                                                                                                        ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VII and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Fund (a separate series of MFS Series Trust VII) as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1996 and 1995, and the financial highlights for each of the years in the eleven-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Value Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 3, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) VALUE FUND

TRUSTEES                                              AUDITORS
A. Keith Brodkin* - Chairman and President            Deloitte & Touche LLP

Richard B. Bailey* - Private Investor;                INVESTOR INFORMATION
Former Chairman and Director (until 1991),            For MFS stock and bond market outlooks,
Massachusetts Financial Services Company;             call toll free: 1-800-637-4458 anytime from
Director, Cambridge Bancorp; Director,                a touch-tone telephone.
Cambridge Trust Company
                                                      For information on MFS mutual funds,
Peter G. Harwood - Private Investor                   call your financial adviser or, for an
                                                      information kit, call toll free:
J. Atwood Ives - Chairman and Chief Executive         1-800-637-2929 any business day from
Officer, Eastern Enterprises                          9 a.m. to 5 p.m. Eastern time (or leave
                                                      a message anytime).
Laurence T. Perera - Partner, Hemenway &
Barnes                                                INVESTOR SERVICE
                                                      MFS Service Center, Inc.
William J. Poorvu - Adjunct Professor, Harvard        P.O. Box 2281
University Graduate School of Business                Boston, MA 02107-9906
Administration
                                                      For general information, call toll free:
Charles W. Schmidt - Private Investor                 1-800-225-2606 any business day from
                                                      8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,                    For service to speech- or hearing-impaired,
Massachusetts Financial Services Company              call toll free: 1-800-637-6576 any business
                                                      day from 9 a.m. to 5 p.m. Eastern time.
Jeffrey L. Shames* - President and Director,          (To use this service, your phone must be equipped
Massachusetts Financial Services Company              with a Telecommunications Device for the Deaf.)

Elaine R. Smith - Independent Consultant              For share prices, account balances, and
                                                      exchanges, call toll free: 1-800-MFS-TALK
David B. Stone  - Chairman, North American            (1-800-637-8255) anytime from a touch-tone
Management Corp. (investment advisers)                telephone.

INVESTMENT ADVISER                                    WORLD WIDE WEB
Massachusetts Financial Services Company              www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street                                   ------------------------------------------------
Boston, MA 02116-3741                                  [DALBAR       For the third year in a row,
                                                        LOGO]         MFS earned a #1 ranking in the
PORTFOLIO MANAGER                                     TOP RATED      DALBAR, Inc. Broker/Dealer
John F. Brennan, Jr.*                                  SERVICE      Survey, Main Office Operations
                                                                   Service Quality Category. The
TREASURER                                             firm achieved a 3.48 overall score on a
W. Thomas London*                                     scale of 1 to 4 in the 1996 survey. A total
                                                      of 110 firms responded, offering input on the
ASSISTANT TREASURER                                   quality of service they received from 29
James O. Yost*                                        mutual fund companies nationwide. The survey
                                                      contained questions about service quality in
SECRETARY                                             15 categories, including "knowledge of phone
Stephen E. Cavan*                                     service contacts," "accuracy of transaction
                                                      processing," and "overall ease of doing
ASSISTANT SECRETARY                                   business with the firm."
James R. Bordewick, Jr.*                              ------------------------------------------------

CUSTODIAN
Investors Bank & Trust Company

*Affiliated with the Investment Adviser

MFS(R) VALUE                                                 -------------
UND                         [LOGO: NUMBER 1 DALBAR           BULK RATE
                                   TOP-RATED SERVICE]        U.S. POSTAGE
                                                             PAID
500 Boylston Street                                          PERMIT #55638
Boston, MA 02116                                             BOSTON, MA
                                                             -------------



[LOGO: M F S(SM)]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston MA 02116

                                                      MVF-2 1/97 67M 23/223/323